SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2000

                        1ST ATLANTIC GUARANTY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

     Maryland                        333-41361                    54-1322110

(State or Other Jurisdiction    (Commission File Number)      (IRS Employer of
     Incorporation)                                          Identification No.)

           2 Wisconsin Circle, Suite 700, Chevy Chase, Maryland 20815
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (301) 656-4200


Item 4.  Changes in Registrant's Certifying Accountant

         On July 28, 2000, 1st Atlantic Guaranty Corporation (the "Company") engaged Reznick, Fedder & Silverman, P.C. ("RFS") to perform its audits for its fiscal years 1999 and 2000. The decision to select RFS was recommended by the Audit Committee of the Company's Board of Directors and was based upon proposals received from several accounting firms.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 4, 2000


                                     1ST ATLANTIC GUARANTY CORPORATION

                                     By:     /s/ John J. Lawbaugh
                                             ----------------------
                                     Name:   John J. Lawbaugh

                                     Title:  President